Exh. 11(a)

                                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                       Consent of Ernst & Young LLP, Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information, and to the use of our report, dated December 18, 1996, on the statement of assets and liabilities of the Munder Framlington Funds Trust, included in this Post-Effective Amendment No. 1 to the Registration Statement (Form N-1A, No. 33-15205).


                                                            ERNST & YOUNG LLP

Boston, Massachusetts
June 27, 1997